UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 17, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)
(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement

Loan Agreement Amendment

As previously disclosed, on May 30, 2025, Momentus Inc. (“Momentus” or the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with J.J. Astor & Co. (the “Lender”) pursuant to which Momentus may borrow up to $1.5 million in two equal tranches of $750,000 (collectively, the “Loan”). On June 17, 2025, the Company and the Lender entered into an Amendment (the “Amendment”) to the Loan Agreement, which, among other things, revised the conditions for the Lender to fund the second tranche under the Loan Agreement in exchange for the Company issuing a junior secured convertible note having an original principal amount of $1,012,500 (the “Additional Convertible Note”) and a warrant (the “Additional Warrant”) to purchase up to 476,470 shares of the Company’s Class A common stock, par value $0.00001 per share (the “Common Stock”) within three business days of the effectiveness of a resale shelf registration statement, to be subject only to the conditions that (a) the Company maintaining its listing on the Nasdaq Stock Market (“Nasdaq”), (b) as of the date of funding of the second tranche (i) the closing trading price with respect to the Common Stock on the prior trading day is not less than $1.25 per share, (ii) the market capitalization of the Common Stock is not less than $6,700,000, and (iii) the trading volume of the Common Stock for the prior trading day and the average trading volume for the prior ten trading days is not less than 50,000 shares of Common Stock, and (c) other customary conditions outside the Lender’s control as provided in the Loan Agreement.

The Amendment also revised the conversion price on both of the convertible notes issued in connection with funding of each tranche of the Loan (the “Convertible Notes”) to be the lesser of (i) $1.70 and (ii) the closing price of the Common Stock on the trading day prior to the issuance of the Additional Convertible Note.

The Amendment further provides for a cash “make-whole” payment at the time of conversion of any amounts owed under the Loan Agreement into Common Stock in an amount per share equal to the difference (if any) between (i) the then-applicable conversion price and (ii) the lower of (x) the closing price of the Common Stock on the date of conversion, or (y) the lowest volume weighted average price of the Common Stock for the twenty trading days immediately prior to the date of issuance of such conversion shares (the “Make-Whole Price”). In the event the Company fails to pay such cash “make-whole” payment, then the Lender will receive shares of Common Stock equal to the amount of the cash “make-whole” payment divided by the Make-Whole Price.

In the event that the Company prices an equity offering prior to the Additional Funding Date (as such term is defined in the Amendment) in an amount sufficient to repay all amounts owed to the Lender under the Initial Note (as such term is defined in the Amendment), then the obligation of the Company to sell the Additional Convertible Note to the Lender shall be suspended and instead the Company shall (a) repay all amounts due under the Initial Note out of the proceeds of such equity offering, (b) pay the Lender a termination fee of $100,000, and (c) issue to the Lender the Additional Warrant.

The Amendment also requires the Company to call a meeting of stockholders within 90 days of the date the Additional Convertible Note is issued to approve the Loan Agreement, as amended, and the related transactions.

Convertible Promissory Note

As previously disclosed, on May 13, 2025, the Company issued to A.G.P./Alliance Global Partners (the “Holder”) a convertible promissory note (the “Original Convertible Note”) in the principal amount of $1,200,000. On June 17, 2025, the Company and the Holder agreed that upon commencement of a primary offering by the Company, the Original Convertible Note will be cancelled and a new convertible note in the principal amount of $500,000 (the “New Convertible Note”) will be issued to the Holder. The New Convertible Note will mature 18 months after issuance and be convertible into shares of Common Stock at a conversion price of $1.67 per share. Pursuant to FINRA Rule 5110(g)(1), neither the New Convertible Note nor any shares issued upon conversion of the New Convertible Note may be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the issuance date of the New Convertible Note. The Company has agreed to file one or more registration statements to register the resale of all securities issuable upon conversion of the New Convertible Note, only one of which shall be at the Company’s expense and demand may be made after issuance until the maturity date.

Item 1.02          Termination of a Material Definitive Agreement

The disclosure contained in Item 1.01 of this Current Report regarding the cancellation of the Original Convertible Note is incorporated by reference in this Item 1.02.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet          Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02          Unregistered Sales of Equity Securities

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the Loan Agreement, the Lender Warrants, the Convertible Notes, and the New Convertible Note (collectively, the “Securities”) is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Exhibit Description
10.1
Amendment to Loan Agreement and Registration Rights Agreement, dated June 17, 2025, by and between Momentus Inc. and J.J. Astor & Co. (as incorporated by reference to Exhibit 10.37 to the Company’s Registration Statement on Form S-1/A filed with the SEC on June 18, 2025).

10.2
Letter Agreement, dated June 17, 2025, by and between Momentus Inc. and A.G.P./Alliance Global Partners amending that certain Convertible Promissory Note dated May 13, 2025 by and between Momentus Inc. and A.G.P./Alliance Global Partners (as incorporated by reference to Exhibit 10.39 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 18, 2025).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	June 20, 2025	Title:	Interim Chief Financial Officer